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                                                                    EXHIBIT 23.4

                      [Letterhead of Hoffmann & Baron, LLP]


                            CONSENT OF PATENT COUNSEL

     We hereby consent to the reference to our firm under the heading "Experts" in the Registration Statement on Form S-3 of ImClone Systems Incorporated and the related Prospectus, which is incorporated by reference in the Registration Statement.



                                               By: /s/ Hoffmann & Baron, LLP

                                                     Hoffmann & Baron, LLP

     Syosset, NY

     November 18, 1999